Subsequent Events	12 Months Ended
Dec. 31, 2025
Events after reporting period [Abstract]
Subsequent Events	Subsequent Events
Definitive Agreement - On January 13, 2026, the Company entered into a definitive agreement with Synopsys, Inc. ("Synopsys") for the acquisition of Synopsys’ ARC Processor IP Solutions business and its teams of engineers and designers for $445 million. This strategic acquisition builds on the differentiated capabilities the Company gained through the MIPS acquisition by expanding our RISC-V and custom processor IP portfolio and software tools and accelerates time-to-market for custom silicon solutions. The transaction is expected to be completed in the second half of calendar year 2026, subject to the satisfaction of customary closing conditions, including the receipt of required regulatory approvals. The acquisition has not closed as of December 31, 2025 and, accordingly, no amounts related to this acquisition have been reflected in the Company's financial statements.
Share Repurchase - On February 11, 2026, the Company announced that its Board of Directors approved a share repurchase authorization of up to $500 million of its common stock. Under the repurchase authorization, GF may purchase shares of its common stock on a discretionary basis from time to time through open market repurchases, in privately negotiated transactions, through purchases made in compliance with Rule 10b-18 and/or Rule 10b5-1 under the Exchange Act, or other means. The actual timing and amount of any share repurchases remains subject to a variety of factors, including stock price, trading volume, market conditions, compliance with applicable legal requirements, and other general business considerations. The authorization does not require GF to repurchase any specific number of shares of common stock. The authorization is valid for an initial period of 12 months and may be modified, suspended or terminated at any time.